THIRD QUARTER 2010 EARNINGS CALL PRESENTATION NOVEMBER 3, 2010 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income,
Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements as that term is defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. National
Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 12, 2010, its Quarterly Report on Form 10-
Q for the period ended March 31, 2010, filed with the SEC on May 10, 2010, and its Quarterly Report on Form 10-Q
for the period ended June 30, 2010, filed with the SEC on August 4, 2010, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures. The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.
Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain
RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Adjusted income before management fees is defined as income before management fees excluding corporate income. Adjusted income before management fees should not be viewed as a substitute for income from operations. Management fees (excluding accelerated vesting of certain RSUs) shows management fees without the one-
time impact of the accelerated vesting of certain RSUs on September 17, 2010. Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees. A reconciliation of these non-GAAP measures to their GAAP counterparts for the periods presented herein is provided in the Company’s quarterly financial supplement for the period ended September 30, 2010, which is available on the Investor Relations section of the Company’s
Web site at www.nfp.com.

Q3 2009 Q3 2010 YTD 2009 YTD 2010
GAAP net income (loss) $10,540 $8,230 $(495,237) $27,289
Amortization of intangibles 8,975 8,258 27,745 24,802
Depreciation 3,361 3,017 10,385 9,028
Impairment of goodwill and intangible assets 2,002 — 612,234 2,901
Tax benefit of impairment of goodwill and intangible assets (427) (102) (89,475) (1,132)
Non-cash interest, net of tax 1,966 588 5,255 4,292
Accelerated vesting of RSUs, net of tax — 8,174 — 8,174
Gain on early extinguishment of debt, net of tax — (5,914) — (5,914)
Cash earnings
(1)
$26,417 $22,251 $70,907 $69,440
GAAP net income (loss) per share - diluted
(1)
$0.24 $0.19 $(12.11) $0.62
Amortization of intangibles 0.21 0.19 0.65 0.57
Depreciation 0.08 0.07 0.25 0.21
Impairment of goodwill and intangible assets 0.05 — 14.45 0.07
Tax benefit of impairment of goodwill and intangible assets (0.01) — (2.11) (0.03)
Non-cash interest, net of tax
(1)
0.05 0.01 0.12 0.10
Accelerated vesting of RSUs, net of tax — 0.18 — 0.19
Gain on early extinguishment of debt, net of tax — (0.13) — (0.13)
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted
(2)
— — 0.40 —
Cash earnings per share - diluted
(3)
$0.61 $0.50 $1.67 $1.58
Reconciliation: Net Income to Cash Earnings
($ in thousands, except per share data)
(1) Cash earnings is a non-GAAP measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.
(2) For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share -
diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(3) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

Reconciliation: Net Income to
Adjusted EBITDA
(1) Adjusted EBITDA is a non-GAAP measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.
Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the nine months ended September 30, 2010
GAAP net income (loss) 27,289 $
Income tax expense (benefit) 16,739
Interest income (2,645)
Interest expense 14,449
Gain on early extinguishment of debt (9,711)
Other, net (5,516)
Income (loss) from operations 30,035 $              6,013 $                4,557 $                40,605 $
Amortization of intangibles 16,003                 8,799                   -                            24,802
Depreciation 4,674                   3,345                   1,009                   9,028
Impairment of goodwill and intangible assets 1,931                   970                       -                            2,901
Gain on sale of businesses (8,287)                  (1,734)                  -                            (10,021)
Accelerated vesting of RSUs 7,394                   6,001                   -                            13,395
Adjusted EBITDA
(1)
51,750 $              23,394 $              5,566 $                80,710 $
For the nine months ended September 30, 2009
GAAP net income (loss) (495,237) $
Income tax expense (benefit) (72,230)
Interest income (2,249)
Interest expense 15,718
Other, net (11,111)
Income (loss) from operations (328,030) $           (238,230) $           1,151 $                (565,109) $
Amortization of intangibles 17,344                 10,401                 -                            27,745
Depreciation 5,151                   4,472                   762                       10,385
Impairment of goodwill and intangible assets 354,408               257,826               -                            612,234
Loss (gain) on sale of businesses 130                       (1,982)                  -                            (1,852)
Adjusted EBITDA
(1)
49,003 $              32,487 $              1,913 $                83,403 $
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended September 30, 2009, December 31, 2009, March 31, 2010,
June 30, 2010 and September 30, 2010, please see the Company’s quarterly financial supplement for the period ended September 30, 2010, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

JESSICA BIBLIOWICZ Chairman, President & Chief Executive Officer

3Q10 Highlights
Revenue of $237.5 million, grew 3.3%
Organic revenue grew 6.5%
Positive contributions primarily from
Corporate Client Group and Advisor Services Group
Adjusted EBITDA of $26.8 million
Continue to generate strong cash flow
Introduced new branding initiatives
Revenue grew 3.3%; Organic revenue grew 6.5%

Business Segments
Advisor Services Group
Organic revenue growth +11.4%
Individual Client Group
Organic revenue growth +0.8%
Corporate Client Group
Organic revenue growth +9.6%
Solid growth in Corporate Client Group and Advisor Services Group
3Q10 Revenue $237.5 million
$91.9
39%
$51.0
21%
$94.6
40%

89%
11%
40%
Corporate Benefits
Executive Benefits
Corporate Client Group
Overview & Components of Revenue
A leader in the middle market
Solid performance in revenue and
margins
High quality service offerings
Healthcare reform
Branding initiatives
% of CCG
Revenue
3Q10 Revenue Breakdown

39%
52%
15%
33%
Marketing Organization & Wholesale Life
Brokerage
Retail Life
Individual Client Group
Overview & Components of Revenue
#1 independent distributor with
many top tier carriers (carrier
data)
Mixed results in life insurance
remain
Continued strong performance by
investment advisors
% of ICG
Revenue
Investment Advisory
3Q10 Revenue Breakdown

11 38% 62% 21% Asset Based Fees Commissions Advisor Services Group Overview AUM $8.9 billion, up 16% YOY Continued strong growth % of ASG Revenue 3Q10 Revenue Breakdown

$19.3
8%
$77.9
33%
$82.8
36%
$18.2
8%
$90.7
40%
$23.6
10%
$14.6
6%
Recurring Revenue
1
by Business Segment
3Q10 Revenue $237.5 million
3Q10
Recurring
revenue
59%
3Q09
Recurring
revenue
56%
1 Recurring revenue refers to revenue that is generally recurring in nature and includes corporate and executive benefits, investment advisory and asset based fees businesses.
3Q09 Revenue $229.9 million
($ in millions)
Individual Client Group
Corporate Client Group
Advisor Services Group
$14.0
6%
$94.6
40%
$31.7
13%

NFP™ Benefits Insurance Wealth Management

NFP™ Benefits Insurance Wealth Management

NFP™ The Meltzer Group

NFP™ Dreyfuss & Birke, Ltd.

NFP™ Executive Benefits

NFP™ Property & Casualty Services, Inc.

PartnersFinancial™

BenefitsPartners™

HighCapFinancial™

13 NFP Brand Architecture CORPORATE SEGMENTS (INTERNAL) NFP Corporate Client Group NFP Individual Client Group NFP Advisor Services Group MEMBER ORGANIZATIONS NFP FIRMS BUSINESSES

DOUG HAMMOND Chief Operating Officer

Corporate Client Group
A leader in the corporate middle market
Coordinated independent solutions
Health and welfare
Retirement planning
Ancillary services
Executive benefits
P&C insurance
Expect near-term organic growth to be more in line with 1H10
Maintaining expense discipline and increasing shared resources
Opportunities and uncertainties remain with healthcare reform

Individual Client Group
A leader in servicing high net worth individuals
Independent life insurance
Investment advisory
Mixed results in life insurance
Long sale cycles driven by economic and estate tax uncertainties
Uniquely positioned to access carriers and products
Solid performance continued in investment advisory

Advisor Services Group
Serves independent financial advisors
Broker-dealer
Corporate registered investment advisor
Assets under management increased 16% year over year
Growth drivers
New clients
Solid client retention
Asset-based fees (due to broader financial market performance)

Acquisition Update
Continue to build acquisition and sub-acquisition pipeline
Focus on recurring revenue businesses
Strategic and complementary targets
Funding acquisitions through operating cash flow

DONNA BLANK Chief Financial Officer

Consolidated Financial Highlights
Revenue Adjusted EBITDA & Margin
Adjusted EBITDA and margin impacted by higher management fees
$15.3
$17.2
$14.3
$8.3
$1.3
$1.2
3Q09 3Q10
$30.9
$26.8
¹
Individual Client Group
Corporate Client Group
Advisor Services Group
$94.6
$91.9
$41.8
$51.0
$4.4
$6.3
3Q09 3Q10
$229.9
$237.5
ICG
Dispositions
CCG
Dispositions
$97.4
$90.7
($ in millions)
3Q09 3Q10
Corporate Client Group 16.8% 18.2%
Individual Client Group 14.7% 9.1%
Advisor Services Group 3.0% 2.5%
Consolidated 13.4% 11.3%
Adjusted EBITDA Margin
1 The sum of the components may not agree to total due to rounding.

58.7%
53.8%
59.0%
57.0%
1.0%
6.7%
3.8%
-13.8%
38.0%
39.0%
41.3%
39.5%
0.7% 1.4%
2.2%
-1.2%
1Q10 2Q10 3Q10 YTD10
PIP
52.0%
55.0%
49.5%
52.6%
1Q09 2Q09 3Q09 YTD09
40.0%
42.8%
45.3%
32.1%
1Q09 2Q09 3Q09 YTD09
Management Fees (excl. accelerated vesting of RSUs)
as % of Adjusted Income Before Management Fees
2009 2010
2010
2009
PIP
PIP
Corporate Client Group
Individual Client Group
36.8%
41.2%
40.2%
44.9%
57.6%
58.0%
PIP
PIP
42.7%
65.7%
PIP
1Q10 2Q10 3Q10 YTD10
PIP

Principal Incentive Plan (PIP)
Corporate Client Group
Individual Client Group
$2.0
-$0.5
$0.8
$0.5
$2.8
($ in millions)
$7.0
-$2.6
$1.1
$2.3
$7.8
4Q09 1Q10 2Q10 3Q10 Total
$9.0
-$3.1
$1.9
$2.9
$10.7
4Q09
1Q10
2Q10
3Q10
Total 4Q09
1Q10
2Q10
3Q10
Total
Consolidated
5.9%
PIP Management Fees as a % of
Adjusted Income Before
Management Fees
Total
1.7%
PIP Management Fees as a % of
Adjusted Income Before
Management Fees
Total
3.6%
PIP Management Fees as a % of
Adjusted Income Before
Management Fees
Total

Operating Cash Flow
$83.0
$76.
4
Operating Cash Flow (consolidated)
3Q10 cash settlement
portion of accelerated
vesting of principal RSUs
($ in millions)
3Q YTD09 3Q YTD10
key-person life
insurance
benefit /
settlement in
2Q09
& 3Q09
$76.3
$6.7
$83.8
$(7.4)